Exhibit 99.1

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

Enova International, Inc.

175 W Jackson Boulevard, Suite 500

Chicago, Illinois 60604

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of small business loans in connection with the proposed offering of OnDeck Asset Securitization IV LLC, Series 2023-1. Enova International, Inc. (the “Company”) is responsible for the information provided to us, including the information set forth in the Statistical Data File (as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth in the Statistical Data File. Additionally, Jefferies LLC, Truist Securities, Inc., J.P. Morgan Securities LLC and BMO Capital Markets Corp. (collectively with the Company, the “Specified Parties”) have agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On June 7, 2023, representatives of the Company provided us with a computer-generated small business loan data file and related record layout containing data, as represented to us by the Company, as of May 31, 2023, with respect to 5,887 small business loans (the “Initial Statistical Data File”). At the Company’s instruction, we (i) selected the 25 small business loans with the highest current principal balance, as set forth on the Initial Statistical Data File (the “Top 25 Sample Loans”), and (ii) randomly selected an additional 75 small business loans (the “75 Random Sample Loans”). The Top 25 Sample Loans and 75 Random Sample Loans shall collectively and hereinafter be referred to as the “Sample Loans.”

Further, on July 6, 2023, representatives of the Company provided us with a supplemental data file (the “Supplemental Data File”) containing the merchant name, guarantor name, personal guarantee indicator, ACH collection indicator, original (first) payment date, last payment amount, second to last payment amount, third to last payment amount, funded date/close date, annual percentage rate and maturity date, as applicable, for each of the Sample Loans. At the instruction of the Company, we appended the Initial Statistical Data File with the information set forth on the Supplemental Data File. The Initial Statistical Data File, as appended, is hereinafter referred to as the “Statistical Data File.”

At your instruction, we performed certain comparisons and recomputations for each of the Sample Loans relating to the small business loan characteristics (the “Characteristics”) set forth on the Statistical Data File and indicated below.

Member of

Deloitte Touche Tohmatsu Limited

Characteristics

1.  Loan number (for informational purpose only)

2.  Merchant name

3.  Guarantor name

4.  Original principal balance (term loan) or Credit Limit (LOC)

5.  Number of original scheduled payments

6.  Personal guarantee indicator (yes/no)

7.  Original term to maturity

8.  Payment frequency

9.  ACH collection indicator (yes/no)

10.  Property state

11.  Industry type (based on a 6 digit NAICS code)

12.  Renewal status (new or renewal)*

13.  OnDeck score at origination

14.  Originated via funding advisor program indicator (yes/no)

15.  Funded date (term loan) or close date (LOC)

16.  Original (first) payment date

17.  Loan status

18.  Current principal balance

19.  Last payment amount

20.  Second to last payment amount

21.  Third to last payment amount

22.  Annual percentage rate (APR)

23.  Maturity date*

*	For Sample Loans with a “product type” (as set forth on the Statistical Data File) of “term loan” only.

We compared Characteristics 2. through. 9. to the corresponding information set forth on or derived from the Loan Contract (the “Contract”); Characteristics 10. through. 15. to the “SalesForce System Screen Shots;” and Characteristics 16. through 21. to queries (collectively, the “Servicing System Query”), provided to us on June 28, 2023 and July 6, 2023 by the Company, from the Company’s internal loan servicing system.

With respect to Characteristic 22., for Sample Loans with a “product type” (as set forth on the Statistical Data File) of (a) “term loan,” we recalculated the annual percentage rate using (i) the number of original scheduled payments, original principal balance (each as set forth on the Contract) and “scheduled daily” or “weekly payment amount” (as applicable) and “origination fee” (each as set forth on the Servicing System Query) and (ii) certain methodologies provided to us by the Company or (b) LOC, we recalculated the annual percentage rate using (i) the number of original scheduled payments (as set forth on the Contract), scheduled daily or weekly payment amount (as applicable), “LOC draw amount” and “principal balance rollover amount” (each as set forth on the Servicing System Query) and (ii) certain methodologies provided to us by the Company. We compared such recomputed information to the corresponding annual percentage rate set forth on the Statistical Data File.

With respect to Characteristic 23., we recalculated the maturity date using (i) the original (first) payment date (as set forth on the Servicing System Query), (ii) the number of original scheduled payments (as set forth on the Contract) and (iii) certain methodologies provided to us by the Company. We compared such recomputed information to the corresponding maturity date set forth on the Statistical Data File.

For purposes of our procedures and at your instruction:

•

with respect to our comparison of Characteristic 2., for the Sample Loan indicated in Appendix A, we observed a difference with respect to the merchant name set forth on the Contract when compared to the merchant name set forth on the Statistical Data File. For this Sample Loan, we were instructed to perform an additional procedure and compare the merchant name set forth on the Statistical Data File to the corresponding information set forth on the SalesForce System Screen Shots.

•

with respect to our comparison of Characteristic 4., for the Sample Loans indicated in Appendix B, we observed a difference with respect to the credit limit set forth on the Contract when compared to the credit limit set forth on the Statistical Data File. For these Sample Loans, we were instructed to perform an additional procedure and compare the credit limit set forth on the Statistical Data File to the corresponding information set forth on the SalesForce System Screen Shots.

•

with respect to our comparison of Characteristics 5. and 7., for the Sample Loans indicated in Appendix C, we observed a difference with respect to the number of original scheduled payments and original term to maturity, each as set forth on the Contract, when compared to the number of original scheduled payments and original term to maturity set forth on the Statistical Data File. For these Sample Loans, we were instructed to perform an additional procedure and compare the number of original scheduled payments and original term to maturity set forth on the Statistical Data File to the corresponding information set forth on the SalesForce System Screen Shots.

•

with respect to our comparison of Characteristic 12., a renewal status of “renewal,” as set forth on the Statistical Data File, is deemed to be in agreement with a renewal status of “existing customer, new product,” as set forth on the SalesForce System Screen Shots.

•

with respect to our comparison of Characteristic 13., for purposes of our comparison, we rounded the OnDeck score at origination (set forth on the Sales Force System Screen Shots) to the nearest whole number;

•	with respect to our comparison of Characteristic 15., differences of one business day are deemed to be “in agreement;

•

with respect to our comparison of Characteristic 18., for the Sample Loan indicated in Appendix D, we observed a difference with respect to the current principal balance set forth on the Servicing System Query when compared to the current principal balance set forth on the Statistical Data File. For this Sample Loan, we were instructed to perform an additional procedure and compare the current principal balance set forth on the Statistical Data File to the difference between (i) the current principal balance, as set forth on the Servicing System Query and (ii) “last known principal” as set forth on the payment transaction history (the “Transaction History”); and

•	with respect to our comparison of Characteristic 22., differences of 0.05% or less are deemed to be “in agreement.”

The small business loan documents described above, including any information obtained from the indicated systems, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Loan Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Loan Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Loan Documents. In addition, we make no representations as to whether the Loan Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Loans.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Data File were found to be in agreement with the above-mentioned Loan Documents, except as indicated in Appendix E. Supplemental information is contained in Appendix F.

******

We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the small business loans underlying the Statistical Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the small business loans or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Statistical Data File. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

July 11, 2023

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated July 11, 2023.

In applying our agreed-upon procedures as outlined above, we performed an additional procedure with respect to Characteristic 2. for the following Sample Loan:

3769248032210252

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated July 11, 2023.

In applying our agreed-upon procedures as outlined above, we performed an additional procedure with respect to Characteristic 4. for the following Sample Loans:

2066071266123554
3032154532424116
3251945233590030
3302116800744370
3398709496151978
3418287082704728
96777863249524

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix C to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated July 11, 2023.

In applying our agreed-upon procedures as outlined above, we performed an additional procedure with respect to Characteristics 5. and 7. for the following Sample Loans:

2444527460804780
96777863249524

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix D to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated July 11, 2023.

In applying our agreed-upon procedures as outlined above, we performed an additional procedure with respect to Characteristic 18. for the following Sample Loan:

2966607619218620

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix E to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated July 11, 2023.

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description

1	Nine differences in renewal status.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix F to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated July 11, 2023.

Supplemental Information Related to the Findings Set Forth on Appendix E

Exception Description Number	Sample Loan number	Characteristic	Characteristic set forth on the Statistical Data File	Characteristic set forth on the SalesForce System Screen Shots
1	2444527460804780	Renewal status	Renewal	New
1	2707718450823183	Renewal status	Renewal	New
1	2826194273098264	Renewal status	Renewal	New
1	3302116800744370	Renewal status	Renewal	New
1	3333454142856780	Renewal status	Renewal	New
1	3418287082704720	Renewal status	Renewal	New
1	3608093005580300	Renewal status	Renewal	New
1	3695608203675542	Renewal status	Renewal	New
1	3717891540441731	Renewal status	New	Renewal

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.